UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Smith Barney Investment Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30
Date of reporting period: November 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
CLASSIC VALUES FUND

ANNUAL REPORT          |           NOVEMBER 30, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Annual Report • November 30, 2004 SMITH BARNEY CLASSIC VALUES FUND

SUB-ADVISER OLSTEIN & ASSOCIATES, L.P. ROBERT A. OLSTEIN

The fund's sub-adviser is Olstein & Associates, L.P. Robert A. Olstein is responsible for the day-to-day management of the fund's portfolio. He has more than 35 years of securities business experience.

Education: BA from Michigan State University in Mathematics and an MBA from Michigan State University.

FUND OBJECTIVE
The fund seeks long-term capital appreciation as its primary objective. Current income is a secondary objective.

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The stock market rallied at the start of the past 12-month period, then slid into a fairly limited trading range for most of the year, only to rally again sharply after the U.S. presidential election in November 2004. Most major equity market indexes reported double-digit gains for the period, however, in many cases, the bulk of those gains was achieved in the month of November.

Record-high energy prices, rising interest rates, mixed economic indicators, a growing trade deficit, uncertainty over the domestic employment situation, the outcome of the presidential election and the situation in Iraq all pressured the market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past 12 months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the U.S. market as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board ("Fed")i continued to incrementally raise the federal funds rate.ii

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

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As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2005

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MANAGER OVERVIEW

Performance Review

For the 12 months ended November 30, 2004, Class A shares of the Smith Barney Classic Values Fund, excluding sales charges, returned 12.07%. These shares underperformed the fund's unmanaged benchmark, the S&P 500 Index,iii which returned 12.85% for the same period. They also underperformed the Lipper Multi-Cap Value Funds category average1, which was 16.47%.

PERFORMANCE SNAPSHOT AS OF NOVEMBER 30, 2004 (excluding sales charges) (unaudited)
	6 Months	12 Months
Class A Shares — Classic Values Fund	3.22%	12.07%
S&P 500 Index	5.67%	12.85%
Lipper Multi-Cap Value Funds Category Average	8.87%	16.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.82%, Class C shares returned 2.82% and Class Y shares returned 2.50% over the six months ended November 30, 2004. Excluding sales charges, Class B shares returned 11.28%, Class C shares returned 11.28% and Class Y shares returned 11.41% over the twelve months ended November 30, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 487 funds for the six-month period and among the 467 funds for the 12-month period in the fund's Lipper category and excluding sales charges.

Market Overview

The current investment climate continues to be permeated by mixed signals. Markets have been stagnant all year as earnings needed to catch up to the large increase in stock prices that occurred between October 2002 and January 2004. In addition, the market has had to climb a "wall of worry", which included lowered business confidence, a deceleration of earnings growth, higher interest rates, higher oil prices, and election uncertainty. However, it is significant to note that markets have historically performed well during periods of decelerating earnings growth after investors have adjusted their future expectations. We now believe that the stock market is slightly undervalued as the market is ignoring an improving economy, improving cash flows, the fact that earnings are still growing, which are lowering price earnings ratios, albeit at a slower rate, a higher quality of earnings, and the fact that many corporations are sitting on a "mountain of cash" that could be used for dividend increases or stock buy backs.

Performance Overview

The fund's underperformance relative to the benchmark can be attributed to both sector and stock selection. A majority of the underperformance can be attributed to the performance of the securities in the information technology sector. Portfolio underweight positions in energy, telecommunication services and utilities sectors also detracted from performance. The sectors that helped performance during the period included industrials, healthcare and consumer discretionary sectors. Our sector weightings are a by-product of our bottom-up stock selection process.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended November 30, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 467 funds in the fund's Lipper category, and excluding sales charges.

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In particular, the top contributors to performance were holdings in Tyco International Ltd., a manufacturing conglomerate, and The Williams Cos., Inc., a natural gas company. Other top contributors to fund performance included gaming companies Boyd Gaming Corp. and Scientific Games Corp. and industrial manufacturer The Manitowoc Co. The top detractors from performance included integrated circuit product manufacturer and developer Atmel Corp., specialty retailer Wet Seal Inc., educational products developer and marketer LeapFrog Enterprises, Inc., global professional services firm Marsh & McLennan Cos., Inc. and information technology provider 3Com Corp. Boyd Gaming Corp., Atmel Corp., LeapFrog Enterprises, Inc. and Wet Seal Inc. were sold off during the period. The fund maintained its positions in all of the other stocks mentioned at the close of the period.

Thank you for your investment in the Smith Barney Classic Values Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund's investment goals.

Sincerely,

Robert A. Olstein
Portfolio Manager

December 16, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a % of net assets) as of this date were: State Street Bank & Trust Co., Repurchase Agreement (12.1%), Tyco International Ltd. (3.1%), The Interpublic Group of Cos., Inc. (2.7%), The Williams Cos., Inc. (2.1%), Del Monte Foods Co. (2.0%), American Greeting Corp., Class A Shares (2.0%), Payless ShoeSource, Inc. (1.9%), Gray Television, Inc. (1.9%), Hasbro, Inc. (1.8%) and UNOVA, Inc. (1.8%). Please refer to pages 10 through 13 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a % of net assets) as of November 30, 2004 were: Consumer Discretionary (42.3%), Industrials (14.5%), Repurchase Agreement (12.1%), Financials (9.8%) and Information Technology (7.8%). The fund's portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. This fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund may engage in short sales. Losses from short sales may be unlimited.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2004 and held for the six months ended November 30, 2004.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratios	the Period(3)

Class A	3.22%	$1,000.00	$1,032.20	1.37%	$6.96

Class B	2.82	1,000.00	1,028.20	2.13	10.80

Class C(4)	2.82	1,000.00	1,028.20	2.12	10.75

Class Y	2.50	1,000.00	1,025.00	2.77	14.02

(1)	For the six months ended November 30, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Hypothetical	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratios	the Period(2)

Class A	5.00%	$1,000.00	$1,018.15	1.37%	$6.91

Class B	5.00	1,000.00	1,014.35	2.13	10.73

Class C(3)	5.00	1,000.00	1,014.40	2.12	10.68

Class Y	5.00	1,000.00	1,011.15	2.77	13.93

(1)	For the six months ended November 30, 2004.
(2)	Expenses (net of voluntary waiver) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)	Class Y

Twelve Months Ended 11/30/04	12.07%	11.28%	11.28%	11.41%

Inception* through 11/30/04	30.25	29.28	29.28	29.37

	With Sales Charges(4)

	Class A	Class B	Class C(3)	Class Y

Twelve Months Ended 11/30/04	6.49%	6.28%	10.28%	11.41%

Inception* through 11/30/04	26.21	27.18	29.28	29.37

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)

Class A (Inception* through 11/30/04)	53.85%

Class B (Inception* through 11/30/04)	51.98

Class C (3) (Inception* through 11/30/04)	51.98

Class Y (Inception* through 11/30/04)	52.16

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception date for Class A, B, C and Y shares is April 14, 2003.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B, C* and Y Shares of the
Smith Barney Classic Values Fund vs. S&P 500 Index†

†	Hypothetical illustration of $10,000 invested in Class A, B, C and Y shares on April 14, 2003 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, through November 30, 2004. The S&P 500 Index is composed of 500 widely held common stocks. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	On April 29, 2004, Class L shares were renamed as Class C shares.

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Schedule of Investments	November 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 89.3%
CONSUMER DISCRETIONARY — 42.3%
Hotels, Restaurants & Leisure — 6.9%
178,600	CKE Restaurants, Inc. (a)	$2,234,286
72,200	Darden Restaurants, Inc.	1,968,172
103,750	McDonald's Corp.	3,189,275
111,798	Scientific Games Corp., Class A Shares (a)	2,671,972
61,100	Wendy's International, Inc.	2,179,437
48,600	WMS Industries Inc. (a)	1,445,364

		13,688,506

Household Durables — 4.9%
152,300	American Greetings Corp., Class A Shares (a)	4,054,226
32,400	Furniture Brands International, Inc.	786,996
178,100	Tupperware Corp.	3,334,032
87,300	Universal Electronics Inc. (a)	1,593,225

		9,768,479

Leisure Equipment & Products — 2.9%
184,600	Hasbro, Inc.	3,512,938
120,700	Mattel, Inc.	2,287,265

		5,800,203

Media — 11.6%
247,500	Gray Television, Inc.	3,712,500
432,300	The Interpublic Group of Cos., Inc. (a)(b)	5,364,843
113,205	Journal Register Co. (a)	2,140,706
39,000	Knight-Ridder, Inc.	2,655,510
79,800	Tribune Co.	3,460,926
82,500	Viacom Inc., Class A Shares	2,934,525
104,800	The Walt Disney Co.	2,817,024

		23,086,034

Multi-Line Retail — 0.8%
43,100	J.C. Penney Co., Inc.	1,663,660

Specialty Retail — 8.4%
64,300	Claire's Stores, Inc.	1,308,505
71,100	Jo-Ann Stores, Inc. (a)	1,956,672
127,300	Office Depot, Inc. (a)	2,087,720
323,200	Payless ShoeSource, Inc. (a)	3,774,976
165,700	Pier 1 Imports Inc.	3,022,368
81,800	RadioShack Corp.	2,582,426
71,000	Ross Stores, Inc.	1,909,900

		16,642,567

Textiles & Apparel — 6.8%
88,900	Brown Shoe Co., Inc.	2,535,428
52,300	Liz Claiborne, Inc.	2,147,961
98,000	OshKosh B'Gosh, Inc., Class A Shares	2,009,000

See Notes to Financial Statements.

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Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE

Textiles & Apparel — 6.8% (continued)
348,000	Tommy Hilfiger Corp. (a)	$3,410,400
329,600	Wellman, Inc.	3,391,584

		13,494,373

	TOTAL CONSUMER DISCRETIONARY	84,143,822

CONSUMER STAPLES — 3.1%
Food Products — 2.0%
377,200	Del Monte Foods Co. (a)	4,092,620

Household Products — 1.1%
33,200	Kimberly-Clark Corp.	2,111,852

	TOTAL CONSUMER STAPLES	6,204,472

ENERGY — 1.0%
Energy Equipment & Services — 1.0%
205,000	Newpark Resources, Inc. (a)	1,172,600
23,000	Tidewater, Inc.	780,390

		1,952,990

FINANCIALS — 9.8%
Banks — 1.7%
41,400	Bank of America Corp.	1,915,578
24,200	Comerica Inc.	1,488,300

		3,403,878

Diversified Financials — 4.5%
187,800	Janus Capital Group, Inc.	3,108,090
55,800	Merrill Lynch & Co., Inc.	3,108,618
35,700	Morgan Stanley	1,811,775
41,500	Waddell & Reed Financial, Inc., Class A Shares	942,050

		8,970,533

Insurance — 3.6%
21,300	The Chubb Corp.	1,623,273
28,700	Everest Re Group, Ltd.	2,418,549
107,100	Marsh & McLennan Cos., Inc.	3,061,989

		7,103,811

	TOTAL FINANCIALS	19,478,222

HEALTHCARE — 3.9%
Healthcare Equipment & Supplies — 1.8%
82,900	Baxter International, Inc.	2,623,785
16,000	C.R. Bard, Inc.	958,560

		3,582,345

See Notes to Financial Statements.

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Schedule of Investments (continued)	November 30, 2004

SHARES	SECURITY	VALUE

Pharmaceuticals — 2.1%
28,400	Johnson & Johnson	$1,713,088
86,800	Watson Pharmaceuticals, Inc. (a)	2,521,540

		4,234,628

	TOTAL HEALTHCARE	7,816,973

INDUSTRIALS — 14.5%
Aerospace & Defense — 0.6%
11,000	General Dynamics Corp.	1,191,960

Commercial Services & Supplies — 3.6%
56,324	First Data Corp.	2,314,353
82,100	John H. Harland Co.	2,898,951
151,100	The ServiceMaster Co.	1,989,987

		7,203,291

Construction & Engineering — 1.1%
18,800	Chicago Bridge & Iron Co. N.V., NY Shares	727,560
199,700	Quanta Services, Inc. (a)	1,539,687

		2,267,247

Industrial Conglomerates — 3.1%
181,700	Tyco International Ltd.	6,172,349

Machinery — 4.3%
13,000	Cummins Inc.	1,035,060
67,500	The Manitowoc Co., Inc.	2,521,125
53,300	Pall Corp.	1,443,897
157,300	UNOVA, Inc. (a)	3,485,768

		8,485,850

Road & Rail — 1.8%
136,626	Pacer International, Inc. (a)	2,672,405
16,915	Yellow Roadway Corp. (a)	893,958

		3,566,363

	TOTAL INDUSTRIALS	28,887,060

INFORMATION TECHNOLOGY — 7.8%
Communications Equipment — 3.1%
713,756	3Com Corp. (a)	3,169,077
153,900	CommScope, Inc. (a)	2,973,348

		6,142,425

Electronic Equipment & Instruments — 1.9%
169,500	AVX Corp.	2,134,005
19,000	PerkinElmer, Inc.	405,270
69,200	Technitrol, Inc. (a)	1,193,700

		3,732,975

Internet Software & Services — 0.2%
76,600	SonicWALL, Inc. (a)	471,090

See Notes to Financial Statements.

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Schedule of Investments (continued)	November 30, 2004

SHARES		SECURITY	VALUE

Semiconductor Equipment & Products — 2.6%
	322,243	Adaptec, Inc. (a)	$2,513,495
	168,500	Fairchild Semiconductor International, Inc. (a)	2,578,050

			5,091,545

		TOTAL INFORMATION TECHNOLOGY	15,438,035

MATERIALS — 3.9%
Chemicals — 1.2%
	97,300	Cambrex Corp.	2,413,040

Container & Packaging — 0.8%
	56,400	Bemis, Inc.	1,570,176

Metals & Mining — 1.1%
	167,000	AK Steel Holding Corp. (a)	2,155,970

Paper & Forest Products — 0.8%
	23,900	Weyerhaeuser Co.	1,577,400

		TOTAL MATERIALS	7,716,586

TELECOMMUNICATION SERVICES — 0.9%
Diversified Telecommunication Services — 0.9%
	55,700	CenturyTel, Inc.	1,833,644

UTILITIES — 2.1%
Multi-Utilities — 2.1%
	249,200	The Williams Cos., Inc.	4,154,164

		TOTAL COMMON STOCK
		(Cost — $151,647,749)	177,625,968

FACE AMOUNT

REPURCHASE AGREEMENT — 12.1%
	$24,019,000	State Street Bank & Trust Co. dated 11/30/04, 1.79% due 12/1/04; Proceeds at maturity — $24,020,194; (Fully collateralized by U.S. Treasury Bond, 7.250% due 5/15/16; Market value — $24,502,400) (Cost — $24,019,000)	24,019,000

		TOTAL INVESTMENTS — 101.4% (Cost — $175,666,749*)	201,644,968
		Liabilities in Excess of Other Assets — (1.4%)	(2,694,943)

		TOTAL NET ASSETS — 100.0%	$198,950,025

(a)	Non-income producing security.
(b)	Security has been segregated for short sale transactions.
*	Aggregate cost for federal income tax purposes is $176,501,186.

See Notes to Financial Statements.

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Schedule of Securities Sold Short	November 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK
39,500	Computer Sciences Corp. (a)	$2,136,950

	TOTAL OPEN SHORT SALES (Proceeds — $1,589,225)	$2,136,950

(a)	Non-income producing security.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	November 30, 2004

ASSETS:
Investments, at value (Cost — $151,647,749)	$177,625,968
Repurchase agreement, at value (Cost — $24,019,000)	24,019,000
Cash	383
Deposits with brokers for short sales (Note 1)	1,347,168
Receivable for Fund shares sold	516,959
Receivable for securities sold	42,351
Dividends and interest receivable	183,577

Total Assets	203,735,406

LIABILITIES:
Payable for securities purchased	2,284,532
Short sales, at value (Proceeds — $1,589,225) (Note 1)	2,136,950
Management fee payable	161,241
Payable for Fund shares reacquired	124,987
Distribution plan fees payable	50,826
Accrued expenses	26,845

Total Liabilities	4,785,381

Total Net Assets	$198,950,025

NET ASSETS:
Par value of shares of beneficial interest ($0.001 par value, unlimited shares authorized)	$ 11,759
Capital paid in excess of par value	161,381,349
Accumulated net investment loss	(43,673)
Accumulated net realized gain from investment transactions and short sales	12,170,096
Net unrealized appreciation of investments and short sales	25,430,494

Total Net Assets	$198,950,025

Shares Outstanding:
Class A	3,328,604

Class B	4,437,103

Class C	3,992,402

Class Y	372

Net Asset Value:
Class A (and redemption price)	$17.07

Class B *	$16.86

Class C *	$16.86

Class Y (and redemption price)	$16.88

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$17.97

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15  Smith Barney Classic Values Fund    |    2004 Annual Report

Statement of Operations	For the Year Ended November 30, 2004

INVESTMENT INCOME:
Dividends	$ 1,557,440
Interest	153,235
Less: Foreign withholding tax	(3,339)

Total Investment Income	1,707,336

EXPENSES:
Management fee (Note 2)	1,619,846
Distribution plan fees (Notes 2 and 4)	1,292,376
Transfer agency services (Notes 2 and 4)	70,839
Registration fees	58,104
Shareholder communications (Note 4)	50,948
Audit and legal	36,807
Custody	32,807
Trustees' fees	7,903
Other	4,758

Total Expenses	3,174,388
Less: Management fee waiver (Notes 2 and 8)	(676)

Net Expenses	3,173,712

Net Investment Loss	(1,466,376)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND SHORT SALES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	13,531,680
Short sales	118,184

Net Realized Gain	13,649,864

Net Change in Unrealized Appreciation/Depreciation of Investments and Short Sales	4,505,948

Net Gain on Investments and Short Sales	18,155,812

Increase in Net Assets From Operations	$ 16,689,436

See Notes to Financial Statements.

16  Smith Barney Classic Values Fund    |    2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended November 30,

	2004	2003†

OPERATIONS:
Net investment loss	$ (1,466,376)	$ (635,194)
Net realized gain	13,649,864	3,919,298
Net change in unrealized appreciation/depreciation	4,505,948	20,924,546

Increase in Net Assets From Operations	16,689,436	24,208,650

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net realized gains	(3,464,563)	—

Decrease in Net Assets From Distributions to Shareholders	(3,464,563)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	85,206,431	97,646,255
Net asset value of shares issued for reinvestment of distributions	3,242,290	—
Cost of shares reacquired	(19,733,391)	(4,845,083)

Increase in Net Assets From Fund Share Transactions	68,715,330	92,801,172

Increase in Net Assets	81,940,203	117,009,822
NET ASSETS:
Beginning of period	117,009,822	—

End of peroid*	$198,950,025	$117,009,822

* Includes accumulated net investment loss of:	$(43,673)	$(56,453)

†	For the period April 14, 2003 (commencement of operations) to November 30, 2003.

See Notes to Financial Statements.

17  Smith Barney Classic Values Fund    |    2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class A Shares(1)	2004		2003(2)

Net Asset Value, Beginning of Period	$15.65		$11.40

Income (Loss) From Operations:
Net investment loss	(0.06)		(0.05)
Net realized and unrealized gain	1.91		4.30

Total Income From Operations	1.85		4.25

Less Distributions From:
Net realized gains	(0.43)		—

Total Distributions	(0.43)		—

Net Asset Value, End of Period	$17.07		$15.65

Total Return(3)	12.07%		37.28	%‡

Net Assets, End of Period (000s)	$56,830		$27,028

Ratios to Average Net Assets:
Expenses	1.40	%(4)	1.75	%†
Net investment loss	(0.35)		(0.59	)†

Portfolio Turnover Rate	65%		24%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its fees for the year ended November 30, 2004. The actual expense ratio did not change due to this waiver.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

18  Smith Barney Classic Values Fund    |    2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class B Shares(1)	2004		2003(2)

Net Asset Value, Beginning of Period	$15.57		$11.40

Income (Loss) From Operations:
Net investment loss	(0.18)		(0.12)
Net realized and unrealized gain	1.90		4.29

Total Income From Operations	1.72		4.17

Less Distributions From:
Net realized gains	(0.43)		—

Total Distributions	(0.43)		—

Net Asset Value, End of Period	$16.86		$15.57

Total Return(3)	11.28%		36.58	%‡

Net Assets, End of Period (000s)	$74,802		$47,626

Ratios to Average Net Assets:
Expenses	2.17	%(4)	2.53	%†
Net investment loss	(1.11)		(1.38	)†

Portfolio Turnover Rate	65%		24%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its fees for the year ended November 30, 2004. The actual expense ratio did not change due to this waiver.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

19  Smith Barney Classic Values Fund    |    2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class C Shares(1)(2)	2004		2003(3)

Net Asset Value, Beginning of Period	$15.57		$11.40

Income (Loss) From Operations:
Net investment loss	(0.18)		(0.12)
Net realized and unrealized gain	1.90		4.29

Total Income From Operations	1.72		4.17

Less Distributions From:
Net realized gains	(0.43)		—

Total Distributions	(0.43)		—

Net Asset Value, End of Period	$16.86		$15.57

Total Return(4)	11.28%		36.58	%‡

Net Assets, End of Period (000s)	$67,312		$42,351

Ratios to Average Net Assets:
Expenses	2.16	%(5)	2.52	%†
Net investment loss	(1.10)		(1.38	)†

Portfolio Turnover Rate	65%		24%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period April 14, 2003 (inception date) to November 30, 2003.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager waived a portion of its fees for the year ended November 30, 2004. The actual expense ratio did not change due to this waiver.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

20  Smith Barney Classic Values Fund    |    2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended November 30:

Class Y Shares(1)	2004		2003(2)

Net Asset Value, Beginning of Period	$15.57		$11.40

Income (Loss) From Operations:
Net investment loss	(0.16)		(0.08)
Net realized and unrealized gain	1.90		4.25

Total Income From Operations	1.74		4.17

Less Distributions From:
Net realized gains	(0.43)		—

Total Distributions	(0.43)		—

Net Asset Value, End of Period	$16.88		$15.57

Total Return(3)	11.41%		36.58	%‡

Net Assets, End of Period (000s)	$6		$5

Ratios to Average Net Assets:
Expenses	2.07	%(4)	1.94	%†
Net investment loss	(1.00)		(0.85	)†

Portfolio Turnover Rate	65%		24%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period April 14, 2003 (inception date) to November 30, 2003.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager waived a portion of its fees for the year ended November 30, 2004. The actual expense ratio did not change due to this waiver.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

21  Smith Barney Classic Values Fund    |    2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Smith Barney Classic Values Fund ("Fund"), a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on the day, at the last sale price. Securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the quoted bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates values.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Short Sales. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividend income earned on investments and dividend expense incurred on short sales are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(e) Dividends and Distributions to Shareholders. Dividends from net investment income, if any, for the Fund are declared on an annual basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

22  Smith Barney Classic Values Fund    |    2004 Annual Report

Notes to Financial Statements (continued)

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investments companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,479,156 has been reclassified between accumulated net realized gain from investments transactions and short sales and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss. This reclassification has no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

During the year ended November 30, 2004, SBFM waived a portion of its management fee amounting to $676.

SBFM has entered into a sub-advisory agreement with Olstein & Associates, L.P. ("Olstein"). Pursuant to the sub-advisory agreement, Olstein is responsible for the day-to-day fund operations and investment decisions for the Fund and is compensated by SBFM for such services at the annual rate of 0.50% of the Fund's average daily net assets up to $1.5 billion, and 0.40% of the Fund's average daily net assets in excess of $1.5 billion.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2004, the Fund paid transfer agent fees of $81,517 to CTB.

Citigroup Global Markets Inc. ("CGM"), another subsidiary of Citigroup, acts as the Fund's distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund's Class L shares were renamed as Class C shares.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2004, CGM and its affiliates received sales charges of approximately $529,000 on sales of the Fund's Class A shares. In addition, for the year ended November 30, 2004, CDSCs paid to CGM and its affiliates were approximately $5,000, $133,000 and $16,000 for Class A, B and C shares, respectively.

23  Smith Barney Classic Values Fund    |    2004 Annual Report

Notes to Financial Statements (continued)

For the year ended November 30, 2004, CGM and its affiliates received brokerage commissions of $36,634.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$150,377,343

Sales	96,147,360

At November 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 28,219,172
Gross unrealized depreciation	(3,075,390)

Net unrealized appreciation	$ 25,143,782

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class. For the year ended November 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$109,011	$629,256	$554,109

For the year ended November 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$17,935	$28,746	$24,123	$35

For the year ended November 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$12,374	$22,950	$15,600	$24

24  Smith Barney Classic Values Fund    |    2004 Annual Report

Notes to Financial Statements (continued)

5. Distributions Paid to Shareholders by Class

	Year Ended November 30, 2004	Period Ended November 30, 2003†

Net Realized Gains
Class A	$825,656	—
Class B	1,423,540	—
Class C‡	1,215,214	—
Class Y	153	—

Total	$3,464,563	—

†	For the period April 14, 2003 (inception date) to November 30, 2003.
‡	On April 29, 2004, Class L shares were renamed as Class C shares.

6. Shares of Beneficial Interest

At November 30, 2004, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2004		Period Ended November 30, 2003†
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,878,477	$30,542,894	1,849,476	$23,580,704
Shares issued on reinvestment	48,865	773,589	—	—
Shares reacquired	(325,941)	(5,293,065)	(122,273)	(1,692,017)

Net Increase	1,601,401	$26,023,418	1,727,203	$21,888,687

Class B
Shares sold	1,716,812	$27,632,341	3,197,049	$40,168,302
Shares issued on reinvestment	84,705	1,333,299	—	—
Shares reacquired	(422,820)	(6,811,134)	(138,643)	(1,957,496)

Net Increase	1,378,697	$22,154,506	3,058,406	$38,210,806

Class C‡
Shares sold	1,676,126	$27,031,015	2,806,769	$33,893,337
Shares issued on reinvestment	72,122	1,135,249	—	—
Shares reacquired	(475,465)	(7,629,192)	(87,150)	(1,195,570)

Net Increase	1,272,783	$20,537,072	2,719,619	$32,697,767

Class Y
Shares sold	11	$181	351	$3,912
Shares issued on reinvestment	10	153	—	—

Net Increase	21	$334	351	$3,912

†	For the period April 14, 2003 (inception date) to November 30, 2003.
‡	On April 29, 2004, Class L shares were renamed as Class C shares.

25  Smith Barney Classic Values Fund    |    2004 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2004	2003

Distributions paid from:
Ordinary income	$3,464,563	—

Total Distributions Paid	$3,464,563	—

As of November 30, 2004, the components of net accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$2,793,456
Undistributed long-term capital gains	10,211,077

Total undistributed earnings	$13,004,533
Other book/tax temporary differences	(43,673	)*
Unrealized appreciation on investments and short sales	24,596,057	**

Total accumulated earnings	$37,556,917

*	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of certain organizational costs.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Fund paid an ordinary income distribution of $2,793,717, $0.23540 per share, and a long-term capital gain distribution of $10,211,191, $0.86040 per share, to shareholders of record on December 13, 2004. These distributions will be reflected in the financial statements for the fiscal year ended November 30, 2005.

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

26  Smith Barney Classic Values Fund    |    2004 Annual Report

Notes to Financial Statements (continued)

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

27  Smith Barney Classic Values Fund    |    2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Classic Values Fund ("Fund") of Smith Barney Investment Trust ("Trust") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from April 14, 2003 (commencement of operations) to November 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Classic Values Fund of Smith Barney Investment Trust as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from April 14, 2003 to November 30, 2003, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 21, 2005

28  Smith Barney Classic Values Fund    |    2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Classic Values Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (PFPC at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 DOB: 1/24/37	Trustee	Since 1995	Professor, Harvard Business School	49	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 DOB: 11/8/30	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 DOB: 5/3/26	Trustee	Since 1991	Chairman of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Floor New York, NY 10172 DOB: 2/16/32	Trustee	Since 1995	Attorney	55	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebannon, NH 03784 DOB: 11/12/32	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management ("CAM") 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/5/51	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. ("CGM"); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC ("SBFM"), Travelers Investment Adviser, Inc. ("TIA") and Citi Fund Management, Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. ("Citigroup"); formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

29  Smith Barney Classic Values Fund    |    2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 10/26/65	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Robert A. Olstein Olstein & Associates, L.P. 4 Manhattanville Road Purchase, NY 10577 DOB: 7/7/41	Investment Officer	Since 2003	Chairman and President, The Olstein Financial Alert Fund (since 1995); Chairman, Chief Executive Officer, and Chief Investment Officer, Olstein & Associates, L.P. (since 2000); Chairman, Chief Executive Officer, Chief Investment Officer and President, Olstein & Associates, L.P. (from 1994 to 2000); President, Olstein, Inc. (since 1994)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Pacific Limited (from 1997 to 1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

30  Smith Barney Classic Values Fund    |    2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Smith Barney Classic Values Fund during the taxable year ended November 30, 2004:

Record Date:	12/26/2003	7/27/2004
Payable Date:	12/30/2003	7/30/2004

Qualified Dividend Income for Individuals	14.58%	14.58%

Dividends Qualifying for the Dividends Received Deduction for Corporations	14.94%	14.94%

Please retain this information for your records.

31  Smith Barney Classic Values Fund    |    2004 Annual Report

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SMITH BARNEY CLASSIC VALUES FUND
TRUSTEES
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
   Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Robert A. Olstein
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer	INVESTMENT MANAGER
Smith Barney Fund
Management LLC

SUB-ADVISER
Olstein & Associates, L.P.

DISTRIBUTOR
Citigroup Global Markets Inc.

CUSTODIAN
State Street Bank and
   Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Investment Trust

Smith Barney Classic Values Fund

The Fund is a separate investment fund of the Smith Barney Investment Trust, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund's website at www.citigroupAM.com and (3) on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Trust — Smith Barney Classic Values Fund, but it may also be used as sales literature.

SMITH BARNEY CLASSIC VALUES FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

(C)2004 Citigroup Global Markets Inc.
Member NASD, SIPC

FD02889 1/05                   04-7653

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Investment Trust were $117,200 and $116,000 for the years ended 11/30/04 and 11/30/03.

(b)	Audit-Related Fees for the Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(c)	Tax Fees for Smith Barney Investment Trust of $11,300 and $10,900 for the years ended 11/30/04 and 11/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Trust.

(d)	All Other Fees for Smith Barney Investment Trust of $0 and $0 for the years ended 11/30/04 and 11/30/03.

(e)	(1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; Tax Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03; and Other Fees were 100% and 100% for the years ended 11/30/04 and 11/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Trust were $0 and $0 for the years ended 11/30/04 and 11/30/03.

(h)	Yes. The Smith Barney Investment Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Smith Barney Investment Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Trust

By:    /s/ R. Jay Gerken
          R. Jay Gerken
          Chief Executive Officer of
          Smith Barney Investment Trust

Date:  February 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
          (R. Jay Gerken)
          Chief Executive Officer of
          Smith Barney Investment Trust

Date:  February 7, 2005

By:    /s/ Kaprel Ozsolak
          (Kaprel Ozsolak)
          Chief Financial Officer of
          Smith Barney Investment Trust

Date:  February 7, 2005